UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2008
GEORGIA-CAROLINA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia	30909

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 731-6600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 29, 2008, Georgia-Carolina Bancshares, Inc. (the “Company”) announced its results of operations for the quarter and year ended March 31, 2007. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information in this Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release, dated April 29, 2008, issued by Georgia-Carolina Bancshares, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.
By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and Chief Operating Officer

Dated: May 1, 2008